                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12


                        CITATION COMPUTER SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ---------------------------------------------------------------------

     (3)  Filing party:

          ---------------------------------------------------------------------

     (4)  Date filed:

          ---------------------------------------------------------------------

                                                  [CITATION LOGO]









                               NOTICE OF THE 1998
                         ANNUAL MEETING OF SHAREHOLDERS
                             AND PROXY STATEMENT OF
                         CITATION COMPUTER SYSTEMS, INC.

                         CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017


                                October 30, 1998


To the Shareholders of CITATION Computer Systems, Inc.:

         Our 1998 Annual Meeting of Shareholders will be held at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri, at 10:00 a.m., local time, on Tuesday, November 17, 1998. The matters to be acted on at the meeting are described in detail in the Notice of Annual Meeting of Shareholders, Proxy Statement and proxy that accompany this letter.

         We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the Annual Meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

         Representatives of the Company will also make a presentation regarding the recently announced proposed business combination with MEDASYS Digital Systems, S.A. However, you will not be asked to vote on or take any action with regard to the proposed transaction at the Annual Meeting.

                                   Sincerely,

                                   /s/J. ROBERT COPPER

                                   J. Robert Copper
                                   Chairman and Chief
                                   Executive Officer



         WE NEED YOUR PROXY VOTE IMMEDIATELY. A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF CITATION COMPUTER SYSTEMS, INC., SCHEDULED FOR NOVEMBER 17, 1998, WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY IMMEDIATELY.

                         CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, NOVEMBER 17, 1998

To the Shareholders of CITATION Computer Systems, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders of CITATION Computer Systems, Inc., a Missouri corporation (the "Company"), will be held on Tuesday, November 17, 1998, at 10:00 a.m., local time, at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri.

         Pursuant to the Company's Amended and Restated By-laws, the Board of Directors of the Company has fixed the close of business on October 1, 1998 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. The following items, described in the attached Proxy Statement, will be on the agenda:

         1. To elect two (2) Class 3 Directors to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2001;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ended March 31, 1999; and

         3. To transact such other business as may properly come before the meeting.

         So far as management is aware, there are no other matters expected to be acted upon by the shareholders at the Annual Meeting other than the matters described in Items 1 and 2 above.

                                    By order of the Board of Directors,

                                    /S/RICHARD D. NEECE

                                    Richard D. Neece
                                    Secretary


October 30, 1998
Chesterfield, Missouri

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                         CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017

                                 PROXY STATEMENT

                    FOR ANNUAL MEETING OF SHAREHOLDERS TO BE
                       HELD ON TUESDAY, NOVEMBER 17, 1998
                  APPROXIMATE DATE OF MAILING: OCTOBER 30, 1998

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CITATION Computer Systems, Inc., a Missouri corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Tuesday, November 17, 1998 at 10:00 a.m., local time, at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by the Board of Directors in Proposal I and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 1999, as recommended by the Board of Directors. A shareholder who executes a proxy may revoke it at any time before it is exercised by delivering to the Company another proxy bearing a later date, by submitting written notice of such revocation to the Secretary of the Company or by personally appearing at the Annual Meeting and casting a contrary vote.

         This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the shareholders of the Company on or about October 30, 1998. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The close of business on October 1, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Each outstanding share of the common stock, $0.10 par value, of the Company ("Common Stock") is entitled to one vote. On October 1, 1998, there were outstanding and entitled to vote 3,829,445 shares of Common Stock.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the amount of Common Stock beneficially owned, as of October 1, 1998, by each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table, any person who is known by the Company to own beneficially more than 5% of the Common Stock and all directors and executive officers of the Company as a group:


                                                                         NUMBER OF SHARES   PERCENT OF OUTSTANDING
                    NAME AND ADDRESS(1)                                 BENEFICIALLY OWNED      COMMON STOCK(1)
                    -------------------                                 ------------------  ----------------------

J. Robert Copper..............................................               368,077(2)               9.3%
Richard D. Neece..............................................               173,666(3)               4.4
Fred L. Brown.................................................                16,830(4)               (5)
Larry D. Marcus...............................................                16,584(6)               (5)
James F. O'Donnell(7).........................................               632,895(8)(9)           16.5
David T. Pieroni..............................................                 8,634(10)              (5)
Russell L. Fortune............................................                14,866(11)              (5)
CFB Venture Fund I, Inc.(7)...................................               630,229                 16.5
Kennedy Capital Management, Inc.(7)...........................               364,500                  9.5
All directors and executive officers as
  a group (7  persons)........................................             1,231,552                 30.2%


(1) Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 3,829,445 shares of Common Stock that were issued and outstanding as of October 1, 1998. Except as otherwise indicated, the address for each person is 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017.

(2) Amount includes: (i) 99,700 shares of Common Stock held in a trust for the benefit of Mr. Copper's children; (ii) 100,000 shares of Common Stock Mr. Copper may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $5.00 per share; (iii) 50,000 shares of Common Stock Mr. Copper may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $14.25; and (iv) 1,666 shares of Common Stock Mr. Copper may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $6.187 per share.

(3) Amount includes: (i) 50,000 shares of Common Stock Mr. Neece may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $5.00 per share; (ii) 30,000 shares of Common Stock Mr. Neece may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $14.25 per share; and (iii) 1,666 shares of Common Stock Mr. Neece may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $6.187 per share.

(4) Amount includes 666 shares of Common Stock Mr. Brown may acquire pursuant to the exercise of options to acquire shares of Common
     Stock at the exercise price of $9.125 per share.

(5)  Less than one percent.

(6) Amount includes 1,666 shares of Common Stock Mr. Marcus may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $9.00 per share.

(7) The address for Mr. O'Donnell and CFB Venture Fund I, Inc. is 11 South Meramec, Suite 1430, Clayton, Missouri 63105. The address for Kennedy Capital Management, Inc. is 10829 Olive Blvd., St. Louis, Missouri 63141.

(8) Mr. O'Donnell is Chairman of CFB Venture Fund I, Inc. and may be deemed to beneficially own the shares held by CFB Venture Fund, I, Inc. Mr. O'Donnell disclaims beneficial ownership of all shares held by CFB Venture Fund, I, Inc.

(9) Amount includes 666 shares of Common Stock Mr. O'Donnell may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $9.00 per share.

(10) Amount includes 666 shares of Common Stock Mr. Pieroni may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $6.50 per share.

(11) Amount includes: (i) 6,000 shares of Common Stock Mr. Fortune may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $6.88 per share; (ii) 2,000 shares of Common Stock Mr. Fortune may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $4.50 per share; and (iii) 1,666 shares of Common Stock Mr. Fortune may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $6.125 per share.

                        PROPOSAL I: ELECTION OF DIRECTORS

         In accordance with the Articles of Incorporation, as amended, and the Amended and Restated By-laws of the Company, the Board of Directors has fixed the number of directors at five, divided into three classes, with the terms of office of each class ending in successive years. The Board of Directors has nominated J. Robert Copper and David T. Pieroni for election as Class 3 directors to hold office until the 2001 Annual Meeting of Shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. There is no cumulative voting in the election of directors.

         The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of
J. Robert Copper and David T. Pieroni as Class 3 directors, except as otherwise directed by the shareholder on the proxy. Messrs. Copper and Pieroni currently are directors of the Company. If for any reason Messrs. Copper or Pieroni become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF J. ROBERT COPPER AND DAVID T. PIERONI AS CLASS 3 DIRECTORS.

         The name, age, principal occupation or position and other directorships with respect to Messrs. Copper and Pieroni and the other directors whose terms of office will continue after the Annual Meeting is set forth below.

                  CLASS 3 NOMINEES TO BE ELECTED FOR A TERM OF
                          THREE YEARS EXPIRING IN 2001


         J. ROBERT COPPER, 59, has been a director of the Company since May 1992. Mr. Copper was appointed Chairman and Chief Executive Officer of the Company in January 1995. Prior to that time, Mr. Copper was active as a partner in Hales, Copper & Company, a management consulting firm, which he joined in 1992. From 1990 to 1992, Mr. Copper was President and Chief Executive Officer of the PLC Group, a management consulting firm specializing in mergers and acquisitions. From 1988 to 1990, Mr. Copper was President and Chief Executive Officer of Pet, Incorporated, a packaged foods company. Mr. Copper was Senior Vice President, Planning and Development, for IC Industries (now Whitman Corp.), a conglomerate, from 1980 to 1988.

         DAVID T. PIERONI, 53, has been a director of the Company since August 1991. Mr. Pieroni formed Pieroni Management Counselors, Inc., a management consulting company, in 1990. Mr. Pieroni served as President of Pieroni Management Counselors, Inc. from 1990 to 1991 and from 1995 to the present. He formed Independent Management Advisors Inc., a consultant affiliation organization, in 1997 and serves as its President. From 1992 to 1995, Mr. Pieroni was President of Spencer & Spencer Systems, Inc. In 1995, Mr. Pieroni joined the Farris Group and was President of the Farris Group in 1996 and part of 1997. From January 1996 until September 1996, Mr. Pieroni also served as Corporate Development Officer of Lasersight, Inc. and continues to serve as a director of that company. From 1977 to 1990, Mr. Pieroni was a partner in Ernst & Young LLP in their health care and management consulting practice.

                   CLASS 1 - TO CONTINUE IN OFFICE UNTIL 1999

         FRED L. BROWN, 57, has been a director of the Company since February 1993. Mr. Brown has been elected to serve as Chairman of the American Hospital Association beginning January 1, 1999. Mr. Brown has served as Chairman and Chief Executive Officer of BJC Health System, headquartered in St. Louis, Missouri, since June 1993 and will serve in such capacity until December 31, 1998 at which time, he will become Vice Chairman of BJC Health System. Mr. Brown was President and Chief Executive Officer of Christian Health Services from January 1986 to February 1993. Mr. Brown also serves on the Board of Directors of Commerce Bancshares, Inc. and Morrison Health Care, Inc.

         LARRY D. MARCUS, 49, has been a director of the Company since September 1996. From September 1989 until May 1996, Mr. Marcus served as Chief Financial Officer of River City Broadcasting, L.P. Currently, Mr. Marcus is principally engaged in civic, charitable, and entrepreneurial activities. Mr. Marcus also serves on the Board of Directors of Better Communications, Inc.

                   CLASS 2 - TO CONTINUE IN OFFICE UNTIL 2000

         JAMES F. O'DONNELL, 51, was elected as a director of the Company in 1994. Mr. O'Donnell is Chairman and Chief Executive Officer of Capital For Business, Inc., an investment manager of two federally licensed SBIC venture funds, and has served as President or Chairman of that company since 1987. Mr. O'Donnell is also Chairman and Chief Executive Officer of CFB Venture Fund I, Inc. and Chairman of CFB Partners, Inc.


                        BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended March 31, 1998, the Board of Directors of the Company met six times, including both regularly scheduled and special meetings. During such year, all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees on which they serve.

         The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

         AUDIT COMMITTEE. Messrs. Pieroni and O'Donnell are the current members of the Audit Committee. The duties of the Audit Committee include periodic meetings with independent auditors, management and internal auditors of the Company to review the work of each and ensure that each is properly discharging its responsibilities. The Audit Committee met two times during the fiscal year ended March 31, 1998.

         COMPENSATION COMMITTEE. Messrs. Pieroni, O'Donnell and Brown are the current members of the Compensation Committee. The duties of the Compensation Committee include recommending salary and bonus levels for the senior officers of the Company. The Compensation Committee met once during the fiscal year ended March 31, 1998.

         The Company does not have a standing Nominating Committee. The Board of Directors may nominate candidates for director positions and shareholders may nominate candidates for director positions in the manner set forth in the Amended and Restated By-Laws of the Company. Each director who is not employed by the Company receives a monthly fee of $1,000 for serving as a director of the

Company, which fee may be in the form of cash or, at the election of the director, shares of Common Stock of the Company.


                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation of the Company's Chief Executive Officer and each other executive officer whose base salary and bonus exceeded $100,000 during the fiscal year ended March 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                               ANNUAL COMPENSATION                  COMPENSATION
                                  -------------------------------------------       ------------
                                                                                     SECURITIES
NAME AND PRINCIPAL                FISCAL                                             UNDERLYING      ALL OTHER
POSITION                           YEAR           SALARY($)           BONUS($)       OPTIONS (#)     COMPENSATION($)(1)
--------                           ----           ---------           --------       -----------     ------------------
J. Robert Copper                   1998           $ 204,200                --            5,000       $  1,000
Chairman and Chief                 1997             191,701           $90,000           50,000          2,498
Executive Officer                  1996             149,333                --          100,000          1,407

Richard D. Neece                   1998             150,000                --            5,000             --
President and Chief                1997             136,252            55,000           30,000             --
Financial Officer                  1996              67,292(2)             --           50,000             --

Russell Fortune                    1998              91,000            17,500(3)         5,000          1,024
Executive Vice                     1997              77,250            35,868(3)            --          1,386
President, International Sales     1996              66,000            39,304(3)         2,000          1,490

Duane Fitch                        1998(4)          120,000                --           11,000         36,368(5)
Executive Vice                     1997              53,750                --               --             --
President Sales                    1996(6)               --                --               --             --

---------------------------

(1) Except as otherwise indicated, the dollar amount shown consists solely of contributions by the Company to the CITATION Computer Systems, Inc. Retirement Savings Plan.

(2) Mr. Neece's employment with the Company commenced on July 17, 1995. The dollar amount shown represents compensation paid to Mr. Neece during the period July 17, 1995 to March 31, 1996.

(3) The dollar amount shown reflects commissions earned during each fiscal year ended March 31.

(4) Mr. Fitch terminated his employment with the Company effective June 30, 1998.

(5)  The dollar amount shown represents relocation expenses.

(6)  Mr. Fitch began his employment with the Company in October 1996.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants made during the fiscal year ended March 31, 1998 to the individuals named in the Summary Compensation Table. No SARs were granted to the named individuals during the fiscal year ended March 31, 1998:



                                                      INDIVIDUAL GRANTS
                         -------------------------------------------------------------------------
                           NUMBER OF       PERCENT OF TOTAL
                          SECURITIES         OPTIONS/SARS
                          UNDERLYING          GRANTED TO        EXERCISE OR
                         OPTIONS/SARS        EMPLOYEES IN       BASE PRICE        EXPIRATION
     NAME                 GRANTED (#)         FISCAL YEAR         ($/SH)             DATE
     ----                ------------     ------------------    -----------       ----------
J. Robert Copper               5,000             10.0%           $ 6.187        August 15, 2007
Richard D. Neece               5,000             10.0              6.187        August 15, 2007
Russell L. Fortune             5,000             10.0              6.125        August 15, 2007
Duane Fitch                   11,000             23.0              7.24         August 15, 2007(1)

----------------------
(1) Due to the termination of his employment, Mr. Fitch's options expired on September 28, 1998.

         The following presents certain information concerning stock option exercises in the fiscal year ended March 31, 1998.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                    VALUE OF
                                                                             NUMBER OF             UNEXERCISED
                                                                            UNEXERCISED           IN-THE-MONEY
                                       SHARES                               OPTIONS AT             OPTIONS AT
                                      ACQUIRED                            FISCAL YEAR END        FISCAL YEAR END
                                         ON               VALUE            EXERCISABLE/           EXERCISABLE/
NAME                                 EXERCISE(#)       REALIZED($)       UNEXERCISABLE(#)       UNEXERCISABLE($)
----                                 -----------       -----------       ----------------       ----------------
J. Robert Copper                          --                --            150,000/5,000        $937,500/$46,875
Richard D. Neece                          --                --             80,000/5,000          468,750/46,875
Russell L. Fortune                        --                --              8,000/5,000           75,000/46,875
Duane Fitch                               --                --              3,000/16,000(1)       --/103,125(1)

----------------------
(1) Due to the termination of his employment, Mr. Fitch's options expired on September 28, 1998.

CHANGE IN CONTROL AGREEMENTS

         The Company has entered into Change in Control Agreement (the "Agreement") with Russell L. Fortune, the Executive Vice President, International Sales of the Company. The Agreement provides that Mr. Fortune will be paid an amount equal to two times his average annual compensation for the last two years if, within 12 months of a "Change in Control" of the Company (as such term is defined in the Agreement), Mr. Fortune (a) is terminated or elects to terminate his employment with the Company following a reduction of his annual cash compensation by ten percent or more or (b) is relocated to a workplace that is at least fifty miles away from his current workplace. Notwithstanding the foregoing, Mr. Fortune is not entitled to compensation under the Agreement if he is terminated because of death, long-term disability or for "Cause" (as such term is defined in the Agreement).


         PROPOSAL II: APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 1999. A resolution will be presented at the meeting to ratify the appointment of PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting to answer questions and make a statement if he or she desires to do so.

         The affirmative vote of a majority of the shares of Common Stock which are present or represented by proxy at the Annual Meeting on this proposal is required for approval. If the shareholders do not approve this proposal, the selection of independent auditors will be reconsidered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. During the fiscal year ended March 31, 1998, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with by such officers, directors and beneficial owners.


                          FUTURE SHAREHOLDER PROPOSALS

         Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for, and to be considered at, the 1999 Annual Meeting of Shareholders must be received at the offices of the Company, c/o Secretary, 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017 by not later than June 1, 1999. The Company's Amended and Restated By-laws also prescribe certain time limitations and procedures regarding prior written notice to the Company by shareholders, which limitations and procedures must be complied with for proposals of shareholders to be included in the Company's proxy statement for, and to be considered at, such annual meeting. Any shareholder who wishes to make such a proposal should request a copy of the applicable provisions of the Company's Amended and Restated By-laws from the Secretary of the Company.


                                  ANNUAL REPORT

         The Annual Report to Shareholders of the Company for the fiscal year ended March 31, 1998 has been mailed simultaneously to the shareholders of the Company. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any shareholder, without charge, upon written request to Richard D. Neece, Secretary, 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017.

                                 OTHER BUSINESS

         The Board of Directors, at the date hereof, is not aware of any business to be presented at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Shareholders and discussed herein. If any other matter should properly come before the Annual Meeting, the persons named on the enclosed form of proxy will have discretionary authority to vote the shares of Common Stock represented by proxies in accordance with their discretion and judgment as to the best interests of the Company.



                                       J. Robert Copper
                                       Chairman of the Board and
                                       Chief Executive Officer

October 30, 1998
Chesterfield, Missouri

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         CITATION COMPUTER SYSTEMS, INC.
                ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 17, 1998

The undersigned hereby nominates, constitutes, and appoints JAMES F. O'DONNELL and LARRY D. MARCUS (the "Proxies"), and each of them, true and lawful attorney(s), with full power of substitution and revocation, to vote all of the shares of Common Stock, $0.10 par value per share of CITATION Computer
Systems, Inc., (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to occur on November 17, 1998 and at any adjournment(s) thereof (the "Meeting"), with all the powers the undersigned would possess if personally present, including authority to vote on the matters stated below in the manner directed, upon any other matter which may properly come before the Meeting in such manner as the Proxies may in their discretion determine, and the authority to substitute and vote for another nominee as described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.


   1.  Election of directors
       [ ]  FOR ALL the nominees           [ ] WITHHOLD authority to vote
            (except as marked below)           for ALL the nominees listed below

   INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                  STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

        For a term expiring in 2001:  J. Robert Copper
                                      David T. Pieroni

   2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company

            [ ]  FOR        [ ]  AGAINST       [ ] ABSTAIN

                     CONTINUED AND TO BE SIGNED ON REVERSE


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR BOTH OF THE NOMINEES FOR DIRECTOR LISTED IN 1 ABOVE AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS IN 2 ABOVE. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE 1998 ANNUAL REPORT TO SHAREHOLDERS, THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.


PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

                    Date:__________________________

                    _______________________________
                    Signature

                    _______________________________
                    Signature

                    Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign. If signing as attorney, administrator, executor, trustee, guardian, or other fiduciary, give full title as such. A corporation should sign by authorized officer and affix seal. If this Proxy is executed by two or more persons or entities it shall pertain to all shares of common stock of the Company held in the individual name of each person or entity as well as all shares of common stock of the Company held in joint name by any two or more such persons or entities.